FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) December 9, 1999



                         Realty Parking Properties L.P.
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                    0-17616                  52-1591575
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                  Identification Number)


225 East Redwood Street, Baltimore, Maryland                     21202
  (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (410) 727-4083


                                       N/A
         (Former name or former address, if changed since last report.)



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                         REALTY PARKING PROPERTIES L.P.



                                      Index

                                                                                   Page(s)





Item 1   Changes in Control of Registrant                                        Inapplicable

Item 2   Acquisition or Disposition of Assets                                          1

Item 3   Bankruptcy or Receivership                                              Inapplicable

Item 4   Changes in Registrant's Certifying Accountant                           Inapplicable

Item 5   Other Events                                                            Inapplicable

Item 6   Resignations of Registrant's Directors                                  Inapplicable

Item 7   Financial Statements and Exhibits:

                  Narrative                                                            1
                  Pro Forma Balance Sheet as of September 30, 1999                     2
                  Pro Forma Statement of Operations for the nine months
                           ending September 30, 1999                                   3
                  Pro Forma Statement of Operations for the year
                           ending December 31, 1998                                    4
                  Notes to Pro Forma Financial Statements                              5

Item 8   Change in Fiscal Year                                                   Inapplicable

Item 9   Sales of Equity Securities Pursuant to Regulation S                     Inapplicable

Signatures                                                                              6

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                         REALTY PARKING PROPERTIES L.P.




Item 2.  Acquisition or Disposition of Assets

        On December 9, 1999, the Partnership sold its 413-car parking garage, located on a 100,600 square foot parcel of land in Denver, Colorado, for $8,625,000. The Partnership's investment in the property was $6,137,882, net of accumulated depreciation of $13,440.




UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma Balance Sheet assumes the sale of the Denver, Colorado property on September 30, 1999. The unaudited pro forma Statements of Operations assume the sale of the property on January 1, 1998, and January 1, 1999, as discussed in Note 1 to the pro forma financial statements, herein.

     This information should be read in conjunction with the Partnership's Form 10-K for the year ended December 31, 1998 and its Form 10-Q for the period ended September 30, 1999.

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                         REALTY PARKING PROPERTIES L.P.
                             Pro Forma Balance Sheet
                                    Unaudited

                                                            Sept. 30,
                                                               1999                Pro Forma               Pro Forma
                                                            Historical            Adjustments               Results

Assets
  Investment in real estate. net                       $   32,828,772         $  (6,137,882)(1)         $  26,690,890
  Cash and cash equivalents                                   942,452                                         942,452
  Accounts receivable                                         569,486               (53,819)(2)               515,667

                                                       $   34,340,710         $  (6,191,701)            $  28,149,009


Liabilities and Partners' Capital
    Accounts payable                                   $       24,834         $           0             $      24,834
    Due to affiliates                                          30,857                                          30,857
    Real estate taxes payable                                 280,500               (53,819)(2)               226,681
                                                              336,191               (53,819)                  282,372


  Partners' Capital
    General Partner                                           (56,089)             (122,758)(1)              (178,847)
    Assignee and Limited Partnership
        Interests - $25 stated value per unit,
        1,909,127 units outstanding                        34,060,508            (6,015,124)(1)            28,045,384
    Subordinated Limited Partner                                  100                     0                       100
                                                           34,004,519            (6,137,882)               27,866,637

                                                       $   34,340,710         $  (6,191,701)            $  28,149,009

                         REALTY PARKING PROPERTIES L.P.
                        Pro Forma Statement of Operations
                                    Unaudited

                                                                  Nine Mos.
                                                                  Sept. 30,
                                                                     1999         Pro Forma            Pro Forma
                                                                 Historical      Adjustments            Results

Revenues
  Parking lot rental                                            $ 2,042,272      $ (374,261)  (3)    $   1,668,011
  Interest income                                                    32,820                                 32,820
                                                                  2,075,092        (374,261)             1,700,831

Expenses
  Administrative, including amounts to related party                 85,785                                 85,785
  Professional fees                                                  15,822                                 15,822
  Management fees to related party                                   31,034          (6,413)  (3)           24,621
  Depreciation                                                       93,561          (2,688)  (3)           90,873
                                                                    226,202          (9,101)               217,101

Net earnings                                                    $ 1,848,890      $ (365,160)  (4)    $   1,483,730


Net earnings per unit of assignee and
  limited partnership interests-basic                           $      0.95      $    (0.19) (4&5)   $        0.76


Cash distribution per unit of assignee and
  limited partnership interests                                 $      0.95      $    (0.19) (4&5)   $        0.76


                         REALTY PARKING PROPERTIES L.P.
                        Pro Forma Statement of Operations
                                    Unaudited

                                                                       Twelve Mos.
                                                                         Dec. 31,
                                                                           1998             Pro Forma             Pro Forma
                                                                        Historical          Adjustments            Results

Revenues
  Parking lot rental                                               $   2,702,673         $   (500,069)  (3)    $   2,202,604
  Interest income                                                         47,354                                      47,354
                                                                       2,750,027             (500,069)             2,249,958

Expenses
  Administrative, including amounts to related party                     106,108                                     106,108
  Professional fees                                                       39,144                                      39,144
  Management fees to related party                                        43,781              (10,528)  (3)           33,253
  Depreciation                                                           124,748               (3,584)  (3)          121,164
                                                                         313,781              (14,112)               299,669

Net earnings                                                       $   2,436,246         $   (485,957)  (4)    $   1,950,289


Net earnings per unit of assignee and
  limited partnership interests-basic                              $        1.25         $      (0.25) (4&5)   $        1.00


Cash distributions per unit of assignee and
  limited partnership interests                                    $        1.27         $      (0.25) (4&5)   $        1.02


                         REALTY PARKING PROPERTIES L.P.
                    Notes to Pro Forma Financial Statements
                                   Unaudited


Note 1
        On December 9, 1999, the Partnership sold its 413-car parking garage, located on a 100,600 square foot parcel of land in Denver, Colorado, for $8,625,000. The Partnership's investment in the property was $6,137,882, net of accumulated depreciation of $13,440. Investment in real estate and partners' capital have been adjusted to reflect the sale of the property as of September 30, 1999 in accordance with the Partnership Agreement.

Note 2
     Accounts receivable and real estate taxes payable have been adjusted to reflect reductions in these items as if the property was sold as of September 30, 1999.


Note 3
     Parking lot rental income, management fees and depreciation expense have been adjusted to reflect reductions in these items as if the property was sold at the beginning of each period.


Note 4
     There is no difference between the Fund's net earnings for income tax purposes and net earnings for financial reporting purposes.


Note 5
     Net earnings per unit and cash distributions per unit, as reflected in the pro forma statements of operations for the twelve months ended December 31, 1998, and the nine months ended September 30, 1999, are based upon 1,909,127 units outstanding.

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                         REALTY PARKING PROPERTIES L.P.





                                   SIGNATURES





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      REALTY PARKING PROPERTIES L.P.





DATE:       12/22/99                   By:  /s/   John M. Prugh
                                        John M. Prugh
                                        President
                                        Realty Parking Company, Inc.
                                        General Partner





DATE:       12/22/99                   By:  /s/   Timothy M. Gisriel
                                        Timothy M. Gisriel
                                        Treasurer
                                        Realty Parking Company, Inc.
                                        General Partner

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